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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Playtex Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 14, 2004

TO OUR STOCKHOLDERS:

        On behalf of our Board of Directors and management of Playtex Products, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, May 13, 2004, at 9:30 a.m. at our headquarters at 300 Nyala Farms Road, Westport, Connecticut.

        At the Annual Meeting, you will be asked to elect our Board of Directors and to ratify the selection of our independent auditors, each of which is fully described in the accompanying Notice of Annual Meeting and Proxy Statement. Your Board of Directors recommends a vote "FOR" the proposals listed as items 1 and 2 in the Notice and described in the enclosed Proxy Statement.

        Whether or not you plan to attend in person, it is important that your stock be represented at the meeting regardless of the number of shares you hold. After reading the enclosed Notice and Proxy Statement, please sign, date and mail the proxy card or voting instructions in the envelope provided. If you wish to vote in accordance with our Board's recommendations, all you need do is sign and date the card. If you plan to attend the meeting and wish to vote in person, you may revoke your proxy at that time.

        If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                      Sincerely,

                      Michael R. Gallagher
                      Chief Executive Officer and Director

PLAYTEX PRODUCTS, INC.
300 NYALA FARMS ROAD
WESTPORT, CONNECTICUT 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2004

        The Annual Meeting of Stockholders of Playtex Products, Inc. will be held at our headquarters at 300 Nyala Farms Road, Westport, Connecticut, on Thursday, May 13, 2004, at 9:30 a.m., local time, for the following purposes:

ITEM 1.	To elect nine directors for a term of one year and until their successors are duly elected and qualified;
ITEM 2.	To ratify the selection of the firm of KPMG LLP as our independent auditors for fiscal year 2004;
ITEM 3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only holders of our common stock at the close of business on March 26, 2004, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

        All stockholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors

                      Paul E. Yestrumskas
                      Vice President, General Counsel and
                      Secretary

April 14, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE SIGNED, DATED, AND PROMPTLY RETURNED IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.

PLAYTEX PRODUCTS, INC.

300 NYALA FARMS ROAD
WESTPORT, CONNECTICUT 06880

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is being furnished to all stockholders of Playtex Products, Inc. (the "Company") in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The meeting will be held at our headquarters at 300 Nyala Farms Road, Westport, Connecticut, on Thursday, May 13, 2004, at 9:30 a.m. This Proxy Statement and the accompanying proxy card are being mailed beginning on or about April 14, 2004 to our stockholders entitled to vote at the Annual Meeting.

        All of our stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete the enclosed proxy card, and sign, date and return it as promptly as possible in the enclosed envelope. You have the right to revoke your proxy at any time prior to its use by filing a written notice of revocation with the Secretary of the Company prior to the convening of the Annual Meeting, or by presenting another proxy card with a later date. If you attend the Annual Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Attendance at the Annual Meeting will not by itself be a revocation of your proxy.

        We will pay the cost of soliciting proxies and the cost of the Annual Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone and similar means by our directors, officers or employees, none of whom will be specially compensated for such activities. We also intend to request that brokers, banks and other nominees solicit proxies from their customers and will pay certain expenses incurred by them for such activities.

        A copy of our Annual Report on Form 10-K for our fiscal year ended December 27, 2003, including our Annual Report to Stockholders, is being sent with this Proxy Statement.

Voting Rights

        As of March 26, 2004, our outstanding stock consisted of 61,215,856 shares of common stock, par value $0.01 per share (the "Common Stock"). Each share of our Common Stock is entitled to one vote on each matter that is voted on at the Annual Meeting.

Quorum; Required Vote; Voting Procedures

        A majority of the outstanding shares of our Common Stock must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present. Pursuant to applicable Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular item) will be counted as shares that are present and entitled to vote for purposes of determining a quorum. Election of directors requires the approval of a plurality of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Ratification of the selection of our independent auditors requires the approval of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes as to the election of directors will not affect the election results. Abstentions and broker non-votes as to the ratification of the selection of our independent auditors will have the same effect as votes against such ratification.

        Unless you specify otherwise on the proxy card, all of your shares of Common Stock represented by valid proxies will be voted FOR each of the items listed on the proxy card and described below, and will be voted in the discretion of the proxies in respect of such other business, if any, as may properly be brought before the Annual Meeting. As of March 26, 2004, we know of no other business that will be presented for consideration at the Annual Meeting other than the items listed on the proxy card and described below. If you give specific voting instructions by marking the boxes on the proxy card, your shares of Common Stock will be voted in accordance with those instructions.

ELECTION OF DIRECTORS

        Pursuant to our By-Laws, the number of directors constituting our Board of Directors shall be an odd number that is not less than nine nor more than 15. Directors are elected annually by our stockholders and hold office until their successor(s) are elected and qualified or until death, resignation or removal.

        Following the Annual Meeting, the size of our Board of Directors will be eleven members. However, only nine directors will be nominated for election at the Annual Meeting. The Non-Purchaser Nominating Committee is currently conducting a search for two independent directors who are expected to be added to the Board of Directors after the Annual Meeting.

        Each of our nominees set forth below is currently a director of the Company. Each nominee has agreed to serve as a Director, if elected, and we believe that each nominee will be available to serve. If any nominee is unavailable to serve as a Director, your shares may be voted for the election of a substitute nominee as our Board of Directors or the Nominating Committees of our Board of Directors may propose. Our Board of Directors also may elect to reduce the number of directors constituting our Board, provided that the total number of directors remains in accordance with our By-Laws.

        Assuming the presence of a quorum, the election of directors requires the favorable vote of a plurality of the shares of our Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Under applicable Delaware law, abstentions and broker non-votes as to the election of directors will be counted as present for determining a quorum but will not affect the election of candidates.

        If you wish to withhold authority to vote for any nominee, you can do so by following the directions set forth on the form of proxy solicited by our Board of Directors or on the ballot distributed at the Annual Meeting if you wish to vote in person.

Information Regarding Nominees

        The names and ages of our nominees, their principal occupations or employment (including their position with us, if applicable) during the past five years and other data regarding them are set forth below. Ages shown are as of March 26, 2004.

Name	Age	Position
Douglas D. Wheat	53	Chairman and Director
Michael R. Gallagher	58	Chief Executive Officer and Director
Glenn A. Forbes	53	Executive Vice President, Chief Financial Officer and Director
Michael R. Eisenson	48	Director
Robert B. Haas	56	Director
R. Jeffrey Harris	49	Director
C. Ann Merrifield	52	Director
Susan R. Nowakowski	39	Director
Todd D. Robichaux	39	Director

        Douglas D. Wheat has been our Chairman since January 2004 and a director of the Company since June 1995. Mr. Wheat has been President of Haas Wheat & Partners, L.P. and its predecessor ("Haas Wheat") since 1992. (Haas Wheat is a private investment firm specializing in leveraged acquisitions). He was Co-Chairman of Grauer & Wheat, Inc. (a private investment firm) from 1989 to 1992 and Senior Vice President of Donaldson, Lufkin & Jenrette Securities Corporation from 1985 to 1989. Mr. Wheat serves as a director of AMN Healthcare Services, Inc.

        Michael R. Gallagher has been our Chief Executive Officer and a director since 1995. Prior to joining the Company, Mr. Gallagher was Chief Executive Officer of North America for Reckitt & Colman PLC ("R&C") (a consumer products company) from 1994 to 1995. Mr. Gallagher was President and Chief Executive Officer of Eastman Kodak's L&F Products subsidiary from 1988 until the subsidiary was sold to R&C in 1994. From 1984 to 1988, Mr. Gallagher held various executive positions with the Lehn and Fink Group of Sterling Drug. From 1982 to 1984, he was Corporate Vice President and General Manager of the Household Products Division of The Clorox Company ("Clorox"). Prior to that, Mr. Gallagher had various marketing and general management assignments with Clorox and with The Procter & Gamble Company. Presently he serves as a director of Allergan, Inc., AMN Healthcare Services, Inc., the Association of Sales and Marketing Companies, the Grocery Manufacturers Association, and the Haas School of Business-UC Berkeley.

        Glenn A. Forbes has been our Executive Vice President and Chief Financial Officer and a director since March 2000. He has served us for the past 32 years in various finance and accounting positions, including Vice President, Finance from 1988 to 2000.

        Michael R. Eisenson has been a director of the Company since 1997. Mr. Eisenson is Managing Director and the Chief Executive Officer of Charlesbank Capital Partners, LLC ("Charlesbank"), an investment firm which is the successor to Harvard Private Capital Group, Inc. He was the Managing Director of Harvard Private Capital Group from 1986 to 1998, and a Manager with the Boston Consulting Group from 1981 to 1985. He serves on the Board of Directors of CCC Information Services Group, Inc., United Auto Group, Inc., and Universal Technical Institute, Inc., as well as those of several private companies.

        Robert B. Haas has been a director of the Company since 1995. He previously served as Chairman of the Company from 1995 until January 2004. Mr. Haas has been actively involved in private business investments since 1978, specializing in leveraged acquisitions. He has served as Chairman of the Board and Chief Executive Officer of Haas Wheat since 1992. (Haas Wheat is a private investment firm specializing in leveraged acquisitions). Mr. Haas also serves as Chairman and a director of AMN Healthcare Services, Inc.

        R. Jeffrey Harris has been a director of the Company since 2001. Mr. Harris served as Of Counsel to Apogent Technologies, Inc. ("Apogent"), a diversified manufacturer of value added laboratory and life science products for worldwide clinical, research and industrial markets from December 2000 through 2003. Prior to becoming Of Counsel, Mr. Harris served as Vice President, General Counsel and Secretary of Apogent (formerly known as Sybron International Corporation), since 1988. Mr. Harris also serves as a director of Apogent.

        C. Ann Merrifield has been a director of the Company since 1997. Ms. Merrifield currently serves as President, Genzyme Biosurgery (a division of Genzyme Corporation). Previously, she was employed by Genzyme Genetics (a unit of Genzyme Corporation), serving as President from 1996 to 2001 and by Bain & Company (a consulting firm) where she was a Partner from 1987 to 1992.

        Susan R. Nowakowski has been a director of the Company since 2001. Ms. Nowakowski currently serves as President and Chief Operating Officer for AMN Healthcare Services, Inc. ("AMN"), a leading publicly traded healthcare staffing company. Ms. Nowakowski serves on the Board of Directors of AMN. Ms. Nowakowski has been with AMN since 1990 and previously served as its Senior Vice

President of Business Development, and prior to that as its Chief Financial Officer. Prior to joining AMN, Ms. Nowakowski worked as a financial analyst at a subsidiary of Eli Lilly & Co. and as the Finance Manager of BioVest Partners, a venture capital firm.

        Todd D. Robichaux has been a director of the Company since January 2004. Mr. Robichaux is a Managing Director of Haas Wheat since January 1, 2004. (Haas Wheat is a private investment firm specializing in leveraged acquisitions). Previously, Mr. Robichaux joined Haas Wheat as a Senior Vice President in 1998; and was with Wells Fargo Bank from 1988 to 1998 where he most recently served as a vice president of structured finance.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES TO OUR BOARD OF DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of our Common Stock as of March 26, 2004 by (i) each director, (ii) each of our executive officers named in the Summary Compensation table below, (iii) each person we believe to own beneficially more than five percent of our outstanding Common Stock and (iv) all directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned And Nature of Beneficial Ownership(1)		Percent
Robert B. Haas	20,000,000	(2)	32.7%
Richard C. Blum	4,471,436	(3)	7.3%
Michael R. Eisenson	2,915,963	(4)	4.8%
Michael R. Gallagher	2,056,000	(5)	3.3%
Glenn A. Forbes	414,821		*
James S. Cook	330,000		*
John D. Leahy	239,478		*
Richard G. Powers	243,334		*
R. Jeffrey Harris	7,100		*
C. Ann Merrifield	35,000		*
Susan R. Nowakowski	5,600		*
Todd D. Robichaux	—		—
John C. Walker	—		—
Douglas D. Wheat	—		—
Partnerships managed by Haas Wheat & Partners, L.P.	20,000,000	(2)	32.7%
Blum Capital Partners, L.P.	4,471,436	(3)	7.3%
Southwest Carpenters Pension Trust	4,379,300	(6)	7.2%
All current directors, director nominees and executive officers as a group (14 persons)	27,802,769		43.2%

*
Indicates less than one percent.

(1)
Based on filings under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated, we believe that each person listed has sole voting and dispositive power over all shares of Common Stock listed in the table. Includes shares that may be acquired upon the exercise of stock options granted by us that are exercisable within 60 days of March 26, 2004. The shares beneficially owned include 2,000,000; 345,668; 240,000; 239,478; 243,334; 5,600; 25,000 and 5,600 shares subject to currently vested options, without regard to conversion price, granted to Messrs. Gallagher, Forbes, Cook, Leahy, Powers, Harris, Ms. Merrifield and Ms. Nowakowski, respectively, and 3,104,680 shares subject to currently exercisable options granted to all current directors and named executive officers as a group.

(2)
Includes 8,055,555 shares (approximately 13.2% of the outstanding shares) owned by HWH Capital Partners, L.P., 9,028,482 shares (approximately 14.7% of the outstanding shares) owned by HWH Valentine Partners, L.P. and 2,915,963 shares (approximately 4.8% of the outstanding shares) owned by HWH Surplus Valentine Partners, L.P. The address of each of the foregoing partnerships is c/o Haas Wheat & Partners, L.P., 300 Crescent Court, Suite 1700, Dallas, Texas 75201. The sole general partner of each of such partnerships is a limited partnership, and the sole general partner of each of such limited partnerships is a corporation controlled by Mr. Haas. By virtue of his control of such corporations, Mr. Haas has sole voting and dispositive power over 17,084,037 shares and shared voting and dispositive power over 2,915,963 shares.

(3)
Blum Capital Partners, L.P. reports ownership of an aggregate of 4,471,436 shares (approximately 7.3% of the outstanding shares). These shares may be deemed to be owned indirectly by the following parties: (i) Blum Capital Partners, L.P. ("Blum LP"); (ii) Richard C. Blum & Associates, Inc. ("RCBA Inc."), the general partner of Blum LP; (iii) Blum Strategic GP, LLC ("Blum GP"); and (iv) Richard C. Blum, a significant stockholder and chairman of RCBA Inc. and a general partner of Blum LP. These shares are owned directly as follows: (i) five limited partnerships for which Blum LP serves as the general partner, Stinson Capital Partners, L.P. (641,155 shares—1.05% of the outstanding shares), Stinson Capital Partners (QP), L.P. (667,845 shares—1.09% of the outstanding shares), Stinson Capital Partners II, L.P. (750,900 shares—1.23% of the outstanding shares), BK Capital Partners IV, L.P. (291,300 shares—0.48% of the outstanding shares), and RCBA-Playtex, L.P. (96,775 shares—0.16% of the outstanding shares); (ii) one investment advisory client for which Blum LP serves as investment manager with voting and investment discretion, Stinson Capital Fund (Cayman), Ltd. (126,600 shares—0.21% of the outstanding shares); (iii) one limited partnership for which Blum GP serves as the general partner, Blum Strategic Partners, L.P. (1,778,000 shares—2.90% of the outstanding shares); and (iv) Blum LP (118,861 shares—0.19% of the outstanding shares). As the sole general partner of Blum LP, RCBA Inc. might be deemed the beneficial owner of the securities over which Blum LP has voting and investment power. As Chairman and a substantial shareholder of RCBA Inc., and a Managing Member of Blum GP, Richard C. Blum might be deemed to be the beneficial owner of the securities beneficially owned by RCBA Inc., Blum LP and Blum GP. Blum LP, RCBA Inc., Blum GP and Mr. Blum disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein. The address of Blum LP is 909 Montgomery Street, Suite 400, San Francisco, California 94133.

(4)
Represents shares owned by HWH Surplus Valentine Partners, L.P., of which Charlesbank Equity Fund II, L.P. is the sole Limited Partner. Mr. Eisenson is the Managing Director and Chief Executive Officer of Charlesbank Capital Partners, LLC, which is the successor to Harvard Private Capital Group, the investment advisor for Charlesbank Equity Fund II, L.P. While Mr. Eisenson has shared voting and dispositive power over the shares, he disclaims beneficial ownership of such shares. The address of Charlesbank Equity Fund II, L.P. and Mr. Eisenson is c/o Charlesbank Capital Partners, LLC, 600 Atlantic Avenue, 26th Floor, Boston, Massachusetts 02210.

(5)
Includes 21,000 shares held by Mr. Gallagher's children. Mr. Gallagher disclaims beneficial ownership of these shares.

(6)
Southwest Carpenters Pension Trust, formerly The Carpenters Pension Trust for Southern California ("Carpenters"). Carpenters disclaim membership in a group with any of the Reporting Persons, as defined by section 16(a) of the Exchange Act. We have been able to verify this information independently. The address of the Carpenters is c/o Southwest Carpenters Pension Trust, 533 S. Fremont Avenue, 7th Floor, Los Angeles, California 90071.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our executive officers, directors and persons who own more than 10 percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange, Inc. (the "NYSE"). These Reporting Persons are required by Commission regulation to give us copies of all Forms 3, 4 and 5 they file with the Commission and the NYSE.

        Based on our review of the forms we have received and written representations from certain Reporting Persons, we believe that all of our Reporting Persons complied with their filing requirements applicable to them with respect to transactions in our Common Stock during fiscal year 2003.

Board Meetings, Committees and Attendance

        During 2003, our Board of Directors met six times. Each of our directors attended at least 75% of the total number of meetings of our Board of Directors and the committees of which he or she was a member, except for Mr. Richard C. Blum.

        Our corporate governance guidelines provide that our non-management directors will meet periodically in executive session and provide that our Chairman presides at these meetings.

        Our Board of Directors has an Audit Committee, a Compensation and Stock Option Committee (the "Compensation Committee"), an Executive Committee, a Purchaser Nominating Committee and a Non-Purchaser Nominating Committee. The current members of each of these committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Executive Committee	Purchaser Nominating Committee	Non-Purchaser Nominating Committee
Douglas D. Wheat			X	X
Michael R. Gallagher					X
Glenn A. Forbes					X
Michael R. Eisenson	X		X
Robert B. Haas		X		X
R. Jeffrey Harris	X	X
C. Ann Merrifield	X
Susan R. Nowakowski
Todd D. Robichaux		X		X
John C. Walker			X		X

        The membership and function of each committee is described below and a copy of the charter of each of the Audit, Compensation, Executive, Purchaser Nominating and Non-Purchaser Nominating Committees is available on our website, www.playtexproductsinc.com. The Audit Committee charter is also attached as Exhibit A to this proxy statement. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors to reflect evolving best practices.

        The Audit Committee appoints our independent auditors and meets periodically to discuss, among other things, the yearly audit. It also reviews and approves the auditors' fees and other terms of their engagement with us. Furthermore, it assists the Board of Directors in reviewing our financial reporting process and internal controls and recommends changes where appropriate as suggested by the auditors. The members of the Audit Committee are independent, as independence for audit committee members is defined in the NYSE listing standards. The Board of Directors has determined that Mr. Eisenson qualifies as an "audit committee financial expert," as defined by SEC rules, and, as stated above, is independent under the above standards. The Audit Committee met seven times during fiscal year 2003.

        The Compensation Committee reviews new or modified programs concerning executive salaries and other compensation matters relating to our executives and other key employees. Such programs include incentive compensation (including our Management Incentive Plan), deferred compensation and the Stock Option Plan, as well as direct and indirect compensation matters. The Compensation Committee met or acted by unanimous written consent five times during fiscal year 2003. While serving on the Compensation Committee, directors do not receive option awards (except, as to Mr. Harris, pursuant to formula grants) under the Stock Option Plan.

        The Executive Committee is a standing committee of the Board of Directors and was established in January 2004. The committee may exercise all of the power and authority of the Board. This committee meets on an as needed basis and any member of the committee can call a meeting.

        Pursuant to our By-Laws, a Purchaser Nominating Committee and a Non-Purchaser Nominating Committee nominate candidates for election to our Board of Directors. Of the nominees for director set forth above, Messrs. Wheat, Haas, Harris, Eisenson, Robichaux and Ms. Nowakowski were nominated by the Purchaser Nominating Committee and Messrs. Gallagher, Forbes, and Ms. Merrifield were nominated by the Non-Purchaser Nominating Committee. All members of the Purchaser Nominating Committee are independent, as independence for nominating committee members is defined in the NYSE listing standards. Of the members of the Non-Purchaser Nominating Committee, Mr. Walker is independent, under the above standards, but Messrs. Gallagher and Forbes are not independent.

        The Purchaser Nominating Committee and the Non-Purchaser Nominating Committee will consider recommendations from stockholders of the Company for Purchaser Director nominees and Non-Purchaser Director nominees, respectively. The procedures to be followed in connection with director recommendations are set forth in "Stockholder Nominations and Proposals."

        Other than satisfying the NYSE listing requirements for directors and the requirements set forth in the Company's By-Laws relating to who may serve as a "Non-Purchaser Director," there are no minimum qualifications that the Purchaser and Non-Purchaser Nominating Committee believe must be met. The committees evaluate candidates for their character and professional ethics, judgment, business acumen, senior management experience, financial experience and expertise, other relevant expertise, familiarity with national and international issues affecting business, and other relevant criteria, including the diversity, age, skills and experience of the Board of Directors as a whole.

        The nominating committees identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the nominating committees or the Board of Directors decide not to re-nominate a member for re-election, the nominating committees identify the desired skills and experience of a new nominee in light of the criteria above. From time to time, the nominating committees may engage a third party search firm to identify or evaluate or assist in identifying potential nominees.

Directors' Compensation

        Directors who are officers of the Company and those affiliated with any stockholders owning more than five percent of our Common Stock do not receive any fees for their services as directors. Mr. Harris, Ms. Merrifield and Ms. Nowakowski receive an annual retainer of $10,000, fees of $2,500 for each Board meeting attended in person or by telephone and $1,000 for each committee meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses. In addition, Mr. Harris, Ms. Merrifield, and Ms. Nowakowski participate in the 2003 Stock Option Plan.

CERTAIN TRANSACTIONS

        On June 6, 1995, following the receipt of stockholder approval at our 1995 Annual Meeting of Stockholders (the "1995 Annual Meeting"), we completed the sale of 20 million shares of our Common Stock at a price of $9.00 per share to partnerships managed by Haas Wheat & Partners, L.P. pursuant to a Stock Purchase Agreement, dated as of March 17, 1995 (the "Stock Purchase Agreement"), between the Company and the Haas Wheat Partnerships (the "Haas Wheat Transaction"). The Haas

Wheat Partnerships' shares constitute approximately 32.7% of our outstanding Common Stock as of March 26, 2004. At the 1995 Annual Meeting, designees of the Haas Wheat Partnerships were elected by our stockholders as a majority of our Board of Directors. Pursuant to the Stock Purchase Agreement, the Haas Wheat Partnerships have agreed that, for up to ten years from June 1995, so long as they own at least 25% of our outstanding voting securities, unless any of certain events have occurred (including in the event that nominees of the Purchaser Nominating Committee were to cease to constitute a majority of our Board of Directors), they will vote all of their voting securities of the Company for a Board of Directors that will consist at all times of a simple majority of nominees selected by the Purchaser Nominating Committee and the remainder of nominees selected by the Non-Purchaser Nominating Committee. See "Security Ownership of Certain Beneficial Owners and Management—Board Meetings, Committees and Attendance."

        In connection with the Haas Wheat Transaction described in the preceding paragraph, we granted to the Haas Wheat Partnerships and certain of their affiliates certain demand and piggyback registration rights.

        On January 28, 1998, in connection with our acquisition (the "PCH Acquisition") of Personal Care Holdings, Inc. ("PCH"), we issued to J.W. Childs Equity Partners, L.P. (the "Principal PCH Shareholder") and other holders of the capital stock of PCH (collectively, the "PCH Holders") an aggregate of 9,257,345 shares of our Common Stock (of which 7,855,764 shares were issued to the Principal PCH Shareholder) and cash in an aggregate amount of approximately $91.0 million. We also entered into a Stockholders Agreement with the Principal PCH Shareholder and the other PCH Holders, dated as of January 28, 1998 (the "PCH Stockholders Agreement"). In satisfaction of an obligation under the PCH Stockholders Agreement, our Board of Directors, effective January 28, 1998, increased the size of our Board and filled the vacancies thus created by electing John W. Childs and Wyche H. Walton as directors and approved an amendment to our By-Laws to provide that until the earlier of (i) January 28, 2008 and (ii) the date on which the Principal PCH Shareholder holds fewer than 4,628,688 shares of our Common Stock, one of the nominees selected by the Non-Purchaser Nominating Committee shall be designated by the Principal PCH Shareholder. The amendment to our By-Laws was approved by our stockholders at the 1998 Annual Meeting of Stockholders.

        In connection with the PCH Acquisition, we granted to the PCH Holders certain demand and piggyback registration rights.

        On June 1, 1998, the Principal PCH Shareholder sold 6,000,000 shares of our Common Stock at a price of $13.25 per share to RCBA (the "Blum & Associates Sale"), pursuant to a Stock Purchase Agreement, dated as of June 1, 1998, between the Principal PCH Shareholder, RCBA and Richard C. Blum & Associates, Inc. As a result of the Blum & Associates Sale, the Principal PCH Shareholder ceased to have the right to designate one of the nominees for election as a director to be selected by the Non-Purchaser Nominating Committee. See "Security Ownership of Certain Beneficial Owners and Management—Board Meetings, Committees and Attendance."

        In connection with the Blum & Associates Sale, we granted to RCBA certain demand and piggyback registration rights, and we amended the Haas Wheat and PCH registration rights agreements to establish the relative priorities of such holders in respect of public offerings of our Common Stock. The PCH registration rights agreement was also amended to eliminate the demand registration rights of the PCH Holders and the Principal PCH Shareholder. The By-Laws were also amended to provide that Blum Capital Partners and its affiliates collectively have the right to designate two nominees for election as directors, so long as they own at least 11% of our outstanding voting securities. In February 2004, Blum Capital's beneficial ownership of our voting securities decreased below 11%.

        In connection with the granting of certain registration rights to a third party in January 1999, we entered into a further amendment of the HWH and RCBA registration rights agreements, in each case to establish the relative priorities of such holders in respect of public offerings of our Common Stock.

        We believe that the terms of all the arrangements with the Haas Wheat Partnerships, the Principal PCH Shareholder, Blum Capital Partners and RCBA were and are fair to the Company.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD
AND DIRECTOR ATTENDANCE AT THE ANNUAL MEETING

        While the Board welcomes communications by stockholders to the Board, it does not currently provide a formalized process for such communication. The Board will be considering the implementation of such a process in the near future.

        The Company encourages directors to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting of stockholders, except for Mr. Blum.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics which applies to all employees of the Company. This document is posted on our website, www.playtexproductsinc.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table details the total compensation paid to our Chief Executive Officer and each of our four most highly compensated executive officers in fiscal 2003 who served the Company on December 27, 2003 (collectively, "Named Executive Officers") for services rendered to the Company for each of the last three fiscal years.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)(2)	All Other Compensation ($)(3)
Michael R. Gallagher Chief Executive Officer and Director	2003 2002 2001	1,300,000 1,300,000 1,215,385	— 1,230,000 825,000	— — —	— — 400,000	260,432 220,556 218,530
Glenn A. Forbes Executive Vice President, Chief Financial Officer and Director	2003 2002 2001	326,769 313,154 293,269	90,000 180,000 155,000	— — —	25,000 25,000 140,000	55,973 52,799 48,709
Richard G. Powers President, Personal Products Division	2003 2002 2001	307,769 300,154 289,077	50,000 130,000 120,000	— — —	15,000 15,000 20,000	48,381 46,954 42,687
John D. Leahy President, International/Corporate Sales Division	2003 2002 2001	306,115 295,154 282,500	45,000 135,000 120,000	— — —	15,000 15,000 20,000	49,624 47,406 44,793
James S. Cook Senior Vice President, Operations	2003 2002 2001	287,385 278,616 261,154	70,000 135,000 125,000	— — —	15,000 15,000 15,000	47,555 45,609 39,061

(1)
Represents the amount earned in the fiscal year presented.

(2)
Options are exercisable starting 12 months after the grant date, with one-third of the shares becoming exercisable at that time and an additional one-third of the options becoming exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date.

(3)
Represents employer contribution to the Playtex Products Profit-Sharing Retirement Plan (the "Retirement Plan") and Deferred Benefit Equalization Plan (the "Deferred Plan") and premiums paid for term life insurance.

Option Exercises and Fiscal Year-End Values

        The following table provides information related to options exercised by our Named Executive Officers during fiscal 2003 and unexercised options held by them at December 27, 2003. No SARs have been granted pursuant to the Plan.

			Number of Unexercised Options/SARs at December 27, 2003 (#)(1)	Value of Unexercised In-the-Money Options/SARs at December 27, 2003 ($)(1)(2)
Shares Acquired on Exercise (#)
Name		Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Michael R. Gallagher	—	—	1,866,667/133,333	—/—
Glenn A. Forbes	—	—	307,668/88,332	3,375/8,250
Richard G. Powers	—	—	233,334/31,666	—/4,950
John D. Leahy	—	—	241,478/31,666	2,336/4,950
James S. Cook	—	—	245,000/30,000	4,125/4,950

(1)
No SARs are outstanding.

(2)
The closing price of our Common Stock as reported by the New York Stock Exchange on December 26, 2003 (the last trading day of fiscal year 2003) was $7.95.

Option Grants During Fiscal Year 2003

        The following table provides information related to options granted to our Named Executive Officers during fiscal year 2003. No SARs were granted during the year.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		% of Total Options/ SARs Granted to Employees in Fiscal Year
			Exercise or Base Price ($/SH)(3)
	Options/ SARs Granted (#)(2)
Name				Expiration Date
					5% ($)	10% ($)
Michael R. Gallagher	—	—	—	—	—	—
Glenn A. Forbes	25,000	2.9%	7.62	May 15, 2013	119,804	303,608
Richard G. Powers	15,000	1.8%	7.62	May 15, 2013	71,883	182,165
John D. Leahy	15,000	1.8%	7.62	May 15, 2013	71,883	182,165
James S. Cook	15,000	1.8%	7.62	May 15, 2013	71,883	182,165

(1)
The potential realizable value portion illustrates value that might be realized upon the exercise of the options granted in fiscal year 2003 immediately prior to the expiration of their term. The potential realizable value assumes our Common Stock price will grow at the specified compounded rates of appreciation over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

(2)
Options that were granted to the Named Executive Officers in fiscal year 2003 are exercisable starting 12 months after the grant date. One-third of those shares are exercisable at that time and an additional one-third of those options will be exercisable on each successive anniversary date, with full vesting occurring on the third anniversary date.

(3)
The exercise price was equal to the fair market value of the Common Stock on the date of grant. The option exercise price and any tax withholding obligations related to the exercise of options may be paid in cash, by delivery of already owned shares, or in any other form of valid payment as determined by the Compensation Committee in its discretion.

Equity Compensation Plan Information

        The following table summarizes information about the Playtex 2003 Stock Option Plan for Directors and Executive and Key Employees. We offer no other equity compensation plans. This information is as of December 27, 2003.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	7,426,016	$10.91	2,542,950
Equity compensation plans not approved by stockholders	—	N/A	—

Total	7,426,016	$10.91	2,542,950

Benefit Plans for Terminated Named Executive Officers

        Each of our Named Executive Officers has an agreement with respect to termination of employment. In the event Mr. Gallagher or Mr. Forbes is terminated without Cause (as defined in such agreement) prior to a Change of Control (as defined in such agreement), each respectively is entitled to receive two years' salary and bonus. In the event the other Named Executive Officers are terminated without Cause prior to a Change of Control, they are entitled to receive one years' salary and bonus. Additionally, in the event of termination of employment prior to a Change of Control due to death or "Disability" (as defined in our Long Term Disability Policy), Mr. Gallagher or his estate is entitled to receive two years' salary and bonus. In the event employment is terminated within three years following a Change of Control, each Named Executive Officer except Mr. Gallagher and Mr. Forbes would receive one years' salary, bonus and fringe benefits. Mr. Gallagher would be subject to a five-year non-compete agreement following termination arising from a Change of Control for total payment equal to three years' salary, bonus and fringe benefits. Following termination arising from a Change of Control, Mr. Forbes would receive one years' salary, bonus and fringe benefits, and would be subject to a two-year non-compete agreement for additional payment equal to one years' salary, bonus and fringe benefits. In the event of a Change of Control, each Named Executive is entitled to receive a one-time payment equal to the highest annual bonus received in the last three fiscal years, whether or not employment is terminated.

Compensation Committee Interlocks and Insider Participation

        None.

Compensation Committee Report on Executive Compensation

        In accordance with the rules and regulations of the Commission, the following report of the compensation committee, the report of the audit committee and the performance graph immediately thereafter shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

        The foundation of our compensation policies is the view that our success is attributable to the efforts of our employees, including our executive officers. We structure executive compensation in a manner designed to provide competitive levels of compensation and to assist us in attracting and retaining qualified executives. We endorse the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the Company. The compensation paid to our executive officers consists primarily of base salary, cash bonuses under the Management Incentive Plan, and grants of options pursuant to our 2003 Stock Option Plan. In addition, we provide all executive officers with term life insurance and contributions to the Retirement Plan and the Deferred Plan. See "Summary Compensation Table," "Option Exercises and Fiscal Year-End Values," and "Option Grants During Fiscal Year 2003" elsewhere in this Proxy Statement for information about compensation and grants to certain individuals.

        Base salaries of executive officers are reviewed annually. In establishing base salaries for executives other than the Chief Executive Officer, Mr. Gallagher, (the "CEO") for fiscal year 2003, the Compensation Committee made subjective determinations that were not subject to specific criteria. The Compensation Committee considered recommendations of the CEO, which were based on such variables as the executive officer's relative responsibilities, expertise, past year's compensation, past year's performance, and other factors deemed relevant.

        Amounts payable under our Management Incentive Plan were calculated based upon: (i) annual base salary; (ii) each employee's targeted percentage (a percentage of base salary that increases for higher positions within the Company, thereby placing a greater percentage of compensation at risk for those with greater responsibility); (iii) Company results with respect to net sales, operating profit and cash flows (each as defined in the Management Incentive Plan), which corporate results are measured against objectives established at the beginning of the year by our Board; and (iv) except for our Chief Executive Officer, an individual performance factor based on measured accomplishment of goal-oriented projects, to be weighted equally with each other component of the corporate performance factor.

        The option incentive component of our total compensation package is intended to retain and motivate our executives to improve our long-term stock market performance and to increase value for all of our stockholders. The Compensation Committee generally grants options under the Stock Option Plan with an exercise price equal to the market price at the date of the grant and, as a result, the options will have value only if our stock price increases from the time of the award. Grants are made to executive officers based on salary, responsibility, and performance of the individual officer. Grants generally become exercisable over the succeeding three years.

        Mr. Gallagher's compensation is also reviewed annually and this review is guided in a large part by the Memorandum of Understanding, dated as of June 21, 1995, as amended (the "Memorandum"). The Memorandum between the Company and Mr. Gallagher currently provides for: (i) a term ending June 30, 2004; (ii) a base salary of at least $900,000 per year, subject to upward adjustment at the discretion of our Board of Directors; (iii) incentive bonuses which shall be no more than 187.5% of his base salary as in effect as of the first day of the relevant calendar year, with a target incentive bonus equal to 125% of his base salary as in effect on the first day of such calendar year; and, (iv) further grants of stock options at our Board's discretion.

        The Compensation Committee has structured Mr. Gallagher's compensation in order to link it to his individual performance. The Compensation Committee has granted substantial incentives to him tied to our performance measured with respect to sales, profitability and cash flows and to our long-term growth as measured by increases in the value of our Common Stock. The Compensation Committee also considered the compensation packages available to chief executives of comparable companies and our need to attract, retain and give incentives to a chief executive officer of Mr. Gallagher's caliber. At March 26, 2004, Mr. Gallagher held options to purchase 2,000,000 shares of our Common Stock, which were granted to him pursuant to the 2003 Stock Option Plan.

        The Compensation Committee has considered the potential future effects on the Company's executive compensation program of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of certain amounts per executive per year, but excludes from the calculation of such limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. The Stock Option Plan has been designed and administered such that the awards made under the plan qualify as performance-based compensation excepted from such limitation on the deductibility of executive compensation. The Company has also attempted to structure other elements of its executive compensation program, including the Management Incentive Plan or portions thereof, to qualify as performance-based compensation for purposes of Section 162(m).

March 26, 2004

                      The Compensation Committee:
                      R. Jeffrey Harris
                      Robert B. Haas
                      Todd D. Robichaux

Audit Committee Report

        In accordance with its charter (a copy of which is attached as Exhibit A to this proxy statement), the Audit Committee assists the Board of Directors in carrying out its oversight of:

  •
  the integrity of the relevant financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent public accountants' qualifications and independence; and

  •
  the performance of the Company's internal audit functions and independent public accountants.

        The Audit Committee is subject to the audit committee independence requirements under the corporate governance standards of the NYSE and relevant SEC rules. The Audit Committee currently consists of three independent (as defined by the listing standards of the NYSE currently in effect), non-employee directors. The Board of Directors has determined that Michael R. Eisenson is both "independent" and an "audit committee financial expert," as defined by SEC rules.

        Management has primary responsibility for the Company's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. The Company's independent public accountants are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee is responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between the Company and its independent public accountants, as well as reviewing the Company's systems of internal controls and compliance with the Company's Code of Business Conduct and Ethics. The Audit Committee has met and held discussions with management of the Company and the independent public accountants. In this context, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

        In addition, the Committee performed the following activities:

  (i)
  Reviewed and discussed the Company's audited financial statements for the fiscal year ended December 27, 2003 with management;

  (ii)
  Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented; and

  (iii)
  Received the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with KPMG LLP the firm's independence.

        The Audit Committee has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the independence of KPMG LLP.

        Based upon the Audit Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 27, 2003 filed with the Commission.

March 26, 2004

                      The Audit Committee:
                      C. Ann Merrifield
                      Michael R. Eisenson
                      R. Jeffrey Harris

Independent Public Accountants

        KPMG LLP served as our independent public accountants for fiscal 2003 and 2002. The following table presents the audit fees billed for and audit related, tax and all other fees billed in fiscal 2003 and fiscal 2002.

	2003	2002
Audit fees(1)	$495,000	$485,000
Audit related fees(2)	55,000	55,000
Tax fees(3)	139,080	264,000
Other fees(4)	1,080	—

Total fees	$690,160	$804,000

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.

        Under the policy, pre-approval is generally provided for work associated with due-diligence work for potential acquisitions or disposals, attest services not required by statute or regulation, statutory or other financial audit work for non-U.S. subsidiaries, tax compliance and tax planning work and internal control reviews and assistance with internal control reporting requirements.

        All fees were pre-approved in accordance with the Audit Committee pre-approval policy. The Audit Committee considered and concluded that the provision of those services by KPMG LLP was compatible with the maintenance of the auditor's independence in conducting auditing functions.

(1)
Audit fees include fees for the audit of our consolidated financial statements and interim reviews of our quarterly financial statements, audit services provided in connection with required statutory audits of certain of our subsidiaries and branch offices, consents and other services related to SEC matters.

(2)
Audit related services represents agreed upon procedures performed as required as part of our Receivables Facility.

(3)
Tax fees consist of fees for tax consultation and tax compliance services.

(4)
Other fees for fiscal 2003 represents the cost of the KPMG LLP on-line accounting research service.

Performance Graph

        The following graph compares the performance of our Common Stock to the performance of the Standard & Poor's Stock MidCap 400 Index ("S&P MidCap 400") and a weighted composite index of certain peer companies (the "Peer Index") selected by us, on a fiscal year basis for the period beginning on December 26, 1998 through December 27, 2003 (the "Performance Period"). The comparison assumes $100.00 was invested on December 26, 1998 in our Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The total return for our Common Stock was a loss of 48.5% during the Performance Period as compared with a total return during the same period for the Peer Index of 4.6% and for the S&P MidCap 400 of 56.9%. The comparisons in the graph below are provided in response to Commission disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of our Common Stock.

        The Peer Index is comprised of the following companies: Alberto-Culver Company, Avon Products, Inc., Church & Dwight Co., Inc., The Dial Corporation, Newell Rubbermaid, Inc., and The Estee Lauder Companies, Inc. The returns for each issuer within the Peer Index have been weighted according to the issuer's respective stock market capitalization at the beginning of the period presented. We selected the issuers that comprise the Peer Index on the basis that each had lines of business and/or stock market capitalization comparable to ours.

RATIFICATION OF SELECTION OF AUDITORS

        The public accounting firm of KPMG LLP has audited our financial statements since 1986 and the Audit Committee of our Board of Directors has selected to utilize their services again for the fiscal year ending December 25, 2004. A resolution will be presented to the meeting to ratify the appointment of KPMG LLP as independent accountants to audit our consolidated financial statements for the fiscal year ending December 25, 2004, and to perform other appropriate accounting services. Representatives of KPMG LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions asked by stockholders.

Vote Required

        If our stockholders do not ratify the selection of KPMG LLP by a favorable vote of a majority of our Common Stock present in person or by proxy at the Annual Meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent accountants. In determining whether this item has received the required number of favorable votes, abstentions and broker non-votes will have the same effect as votes against ratification.

        OUR BOARD OF DIRECTORS, UPON RECOMMENDATION OF ITS AUDIT COMMITTEE, RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP.

OTHER MATTERS

Additional Matters

        Our Board of Directors and our management know of no other matters to be brought before the Annual Meeting. If other matters should arise at the Annual Meeting, shares of our Common Stock represented by proxies will be voted at the discretion of the proxy holder.

Annual Report on Form 10-K

        Stockholders of record as of the Record Date and each beneficial stockholder on that date will receive with this proxy statement a copy of the Company's Annual Report on Form 10-K, including the financial statements and the financial statement schedules, as filed with the SEC for the fiscal year ended December 27, 2003. Stockholders wishing to receive additional copies may request so in writing to the Company's offices at the following address:

      Playtex Products, Inc.
      Attention:  Investor Relations
      300 Nyala Farms Road
      Westport, Connecticut 06880

        In the event that exhibits to such Form 10-K are requested, a fee will be charged for reproduction of such exhibits. Requests from beneficial stockholders must set forth a good faith representation as to such ownership as of the Record Date.

STOCKHOLDER NOMINATIONS AND PROPOSALS

        If you intend to present a proposal (other than with respect to the election of directors) at the 2005 Annual Meeting and want your proposal to be included in the Proxy Statement for that meeting, you must submit your proposal in writing to the Secretary of the Company, at our address listed on the first page of this Proxy Statement. The proposal must be received on or before December 14, 2004, or, if the 2005 Annual Meeting is changed by more than thirty (30) calendar days from May 12, your proposal must be received a reasonable time before the solicitation is made.

        In addition, the form of proxy issued with our 2005 Proxy Statement will confer discretionary authority to vote for or against any proposal made by a stockholder at the 2005 Annual Meeting and which is not included in our Proxy Statement. However, under the rules of the Commission, such discretionary authority may not be exercised if the shareholder proponent has given the Secretary of the Company notice of such proposal prior to March 1, 2005 and certain other conditions provided for in the Commission's rules have been satisfied.

        In addition, if you intend to nominate any person for election as a director at the 2005 Annual Meeting you must make your nomination by written notice given by or on behalf of a stockholder of record (the "Notice of Nomination"). The Notice of Nomination must be received at our principal executive office, addressed to the attention of the Secretary, no later than 10 days after the first date of public disclosure by us of the date of the Annual Meeting or special meeting of stockholders. Public disclosure shall be deemed to be first made when disclosure of the date of the Annual Meeting or special meeting of stockholders is first made in a press release or in a document publicly filed by us with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. The Notice of Nomination shall detail: (i) your name and address, assuming you are the person proposing to make nominations; (ii) the class and number of shares of capital stock held of record by you, held beneficially and represented by proxy as of the record date for the meeting and as of the date of your Notice of Nomination; (iii) all information regarding each stockholder nominee that would be required to be listed in a definitive proxy statement filed with the Commission pursuant to Section 14 of the Exchange Act, and the written consent of each stockholder nominee to serve if elected; and (iv) all other information that would be required to be filed with the Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor thereto. The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a stockholder nominee was not made in accordance with the proper procedures and, if so determined, shall declare to the meeting that the defective nomination shall be disregarded.

                      By Order of the Board of Directors

                      Paul E. Yestrumskas
                      Vice President, General Counsel and
                      Secretary
                      April 14, 2004

Exhibit A

AUDIT COMMITTEE CHARTER

I.     Purpose

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the accounting and financial reporting processes of the Company, including the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, the stock exchange and others, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence, (d) the audit of the Company's financial statements and (e) the performance of the Company's internal audit function and independent auditors.

        Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.    Organization

        The Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements, subject to the cure periods permitted by the New York Stock Exchange. At least one member of the Audit Committee shall have accounting or related financial management expertise, as the Company's board determines in its business judgment.

        The members of the Audit Committee shall be appointed by the Board. Members of the Audit Committee may be removed at any time by action of the Board. The Audit Committee's chairperson shall be designated by the Board or, if it does not do so, the members of the Audit Committee shall elect a chairperson by a vote of the majority of the full Audit Committee. No Audit Committee member shall serve on the audit committees of more than three public companies without the determination by the Board that such simultaneous service does not impair the ability of such member to effectively serve on the Company's Audit Committee.

III.  Meetings

        The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management, the chief internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.    Authority and Responsibilities

        In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall (a) have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), (b) approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall also perform such other duties and responsibilities set forth under the Securities Exchange Act. The Audit Committee may consult with management and the internal audit group but shall not delegate these responsibilities.

        To fulfill its responsibilities, the Audit Committee shall:

          With respect to the independent auditors:

    1.
    Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.

    2.
    Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to audit and non-audit services.

    3.
    Evaluate on an annual basis the performance of the independent auditors, including the lead audit partner, and present the conclusions of such evaluation to the Board. In making its evaluation, the Audit Committee should take into account the opinions of management and the Company's internal auditors.

    4.
    Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors' independence.

    5.
    At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors' internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

    6.
    Confirm that the "lead partner," the "concurring partner" and the other "audit partner" rotation requirements of Regulation S-X have been complied with.

    7.
    Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

    8.
    Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the independent auditors.

          With respect to the annual financial statements:

    9.
    Review and discuss with management, the internal auditor and the independent auditors the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    10.
    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

2

    11.
    Recommend to the Board, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

    12.
    Prepare the report required by the Securities and Exchange Commission to be included in the Company's periodic reports, annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

          With respect to quarterly financial statements:

    13.
    Review and discuss with management, the internal audit group and the independent auditors the Company's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public. In the absence of a quorum, the Committee Chair or her designee may conduct this review.

          Annual reviews:

    14.
    Discuss with management and the independent auditors major issues regarding accounting principles used in the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles. Review and discuss analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under GAAP.

    15.
    Prior to the filing of any audited financial statements with the Securities and Exchange Commission, review with the independent auditors (i) critical accounting policies and practices used by the Company, (ii) alternative accounting treatments of financial information within GAAP related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors and (iii) other material written communications between the independent auditors and management.

          Periodic reviews:

    16.
    Periodically meet separately with each of management, the independent auditors and the internal audit group. At such meetings review (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management's response to each.

    17.
    Periodically review with the independent auditor any other audit problems or difficulties (including accounting adjustments that were noted or proposed by the independent auditor but passed by management (due to materiality or otherwise)), communications between the audit engagement team and the independent auditor's national office regarding auditing or accounting issues and management or internal control letters issued, or proposed to be issued, by the auditor to the Company) and management's response to such letters.

    18.
    Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company's accounting

3

      principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company's financial statements.

    19.
    Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal auditor. Review with the independent auditors, management and the internal auditor, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

    20.
    Review and discuss with management, the internal audit group, the independent auditors and the Company's in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including applicable changes in regulatory and accounting initiatives, standards or rules.

          Discussions with management:

    21.
    Review and discuss with management the Company's earnings press releases, including the use of non-GAAP financial measures (as defined in Regulation G), as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made). In the absence of a quorum, the Committee Chair or her designee may conduct this review.

    22.
    Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

    23.
    Review and discuss with management the Company's major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company's risk assessment and risk management guidelines and policies.

          With respect to the internal audit function and internal controls:

    24.
    Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal auditor and the responsibilities, budget and staffing needs of the internal audit group.

    25.
    Review and approve the appointment and replacement of the Company's chief internal auditor.

    26.
    Review on an annual basis the performance of the internal audit group.

    27.
    In consultation with the independent auditors and the internal auditor, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material control deficiencies.

    28.
    Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding any questionable accounting or auditing matters.

4

    29.
    Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the Company's internal control over financial reporting and (ii) the independent auditors' attestation, and report, on the assessment made by management.

    30.
    Review with management and the independent auditors any reports or disclosure submitted by management to the Audit Committee as contemplated by the Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

          Other:

    31.
    Review and approve in advance all related-party transactions.

    32.
    Review and approve (a) any amendment to or waiver from the Company's code of ethics for the chief executive officer and senior financial officers and (b) any public disclosure made regarding such change or waiver.

    33.
    Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

    34.
    Review its own performance annually.

    35.
    Report regularly to the Board. Review with the full Board any issues that have arisen with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit group.

    36.
    Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.     Former Employees of the Independent Auditor

        The Audit Committee shall be required to preapprove the hiring of any employee or former employee of the independent auditor who was a member of the Company's audit engagement team within the preceding two fiscal years. The Audit Committee shall not approve the hiring of any individual for a financial reporting oversight role if such person is or was an employee of the independent auditor and was a member of the Company's audit engagement team within the preceding two fiscal years unless (A) (i) such individual is to be employed for a limited period of time due to an emergency or unusual situation and (ii) the Audit Committee determines that the hiring of such individual is in the best interests of the Company's shareholders or (B) such individual becomes employed by the Company as a result of a business combination and the Audit Committee was made aware of such individual's prior relationship with the Company as a member of its audit engagement team.

VI.   Resources

        The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

        The Audit Committee shall determine the extent of funding necessary for payment of (a) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any independent legal, accounting and other consultants retained to advise the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

5

Playtex Products, Inc.

300 Nyala Farms Road, Westport, CT 06880
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned stockholder of Playtex Products, Inc. hereby constitutes and appoints Michael R. Gallagher and Glenn A. Forbes, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote at the Annual Meeting of Stockholders of the Company to be held on May 13, 2004 (or, if only one shall be present and acting at the Annual Meeting, then that one) all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the Annual Meeting and at any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Items 1 and 2.	Please Mark Here for Address Change	☐
SEE REVERSE SIDE
1.	Election of directors
INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
	FOR all nominees listed to the right (except as marked to the contrary)		WITHHOLD AUTHORITY to vote for all nominees listed to the right				Nominees			RECEIPT IS ACKNOWLEDGED OF THE NOTICE AND PROXY STATEMENT FOR THE FOREGOING ANNUAL MEETING AND OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 27, 2003.
	☐		☐	01 02 03	D. Wheat M. Gallagher G. Forbes	04 05 06	M. Eisenson R. Haas R. Harris	07 08 09	C. Merrifield S. Nowakowski T. Robichaux
2.	The ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2004.			3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
SIGNATURE
SIGNATURE IF HELD JOINTLY
DATED:	, 2004
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

/\ FOLD AND DETACH HERE /\

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PLAYTEX PRODUCTS, INC. 300 NYALA FARMS ROAD WESTPORT, CONNECTICUT 06880 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2004
ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN TRANSACTIONS
COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD AND DIRECTOR ATTENDANCE AT THE ANNUAL MEETING
CODE OF BUSINESS CONDUCT AND ETHICS
EXECUTIVE COMPENSATION
RATIFICATION OF SELECTION OF AUDITORS
OTHER MATTERS
STOCKHOLDER NOMINATIONS AND PROPOSALS
AUDIT COMMITTEE CHARTER